Exhibit 10.48

AMENDMENT NO. 1

TO

1847 HOLDINGS LLC

2023 EQUITY INCENTIVE PLAN

The 1847 Holdings LLC 2023 Equity Incentive Plan (the “Plan”) is hereby amended as follows:

Section 4.1 of the Plan is hereby amended in its entirety to read as follows:

“4.1 Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.3 herein, the maximum number of Shares available for issuance to Participants under the Plan shall be 38,462 Shares.”

Except as herein amended, the provisions of the Plan shall remain in full force and effect.

Effective as of July 25, 2024